Calculation of Filing Fee Tables
S-3
REINSURANCE GROUP OF AMERICA INC
Table 1: Newly Registered and Carry Forward Securities	☐Not Applicable
		Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial Effective Date	Filing Fee Previously Paid in Connection with Unsold Securities to be Carried Forward
Newly Registered Securities
Fees to be Paid	1	Equity	Common Stock, par value $0.01 per share	457(r)				0.0001381
Fees to be Paid	2	Equity	Preferred Stock, par value $0.01 per share	457(r)				0.0001381
Fees to be Paid	3	Equity	Depositary Shares	457(r)				0.0001381
Fees to be Paid	4	Debt	Debt Securities	457(r)				0.0001381
Fees to be Paid	5	Other	Warrants	457(r)				0.0001381
Fees to be Paid	6	Other	Purchase Contracts	457(r)				0.0001381
Fees to be Paid	7	Other	Units	457(r)				0.0001381
Fees to be Paid	8	Equity	Preferred Securities of RGA Capital Trust III	457(r)				0.0001381
Fees to be Paid	9	Equity	Preferred Securities of RGA Capital Trust IV	457(r)				0.0001381
Fees to be Paid	10	Other	Guarantees of Preferred Securities of RGA Capital Trust III and RGA Capital Trust IV	Other				0.0001381	$ 0.00
Fees Previously Paid
Carry Forward Securities
Carry Forward Securities
			Total Offering Amounts:				$ 0.00		$ 0.00
			Total Fees Previously Paid:						$ 0.00
			Total Fee Offsets:						$ 0.00
			Net Fee Due:						$ 0.00
Offering Note
[1]	(1) Represents securities of Reinsurance Group of America, Incorporated ("RGA") unless otherwise noted. (2) Includes such indeterminate number of shares of common stock and preferred stock of RGA, such indeterminate number or amount of depositary shares, warrants, purchase contracts and units of RGA, such indeterminate principal amount of debt securities of RGA, and such indeterminate number of shares of preferred securities ("preferred securities") of RGA Capital Trust III and RGA Capital Trust IV (each an "RGA trust" and collectively, the "RGA trusts") as may from time to time be issued by RGA or the RGA trusts at indeterminate prices. Debt securities of RGA may be issued and sold to the RGA trusts, in which event such debt securities may later be distributed to the holders of preferred securities of the RGA trusts upon a dissolution of any such RGA trust and the distribution of the assets thereof. (3) In reliance on Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act"), the registrants are deferring payment of all of the registration fee. In connection with the securities offered hereby, the registrants will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrants will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment. (4) Also includes such indeterminate number of shares of preferred stock and common stock or amount of debt securities as may be issued upon conversion of or exchange for any debt securities or preferred stock that provide for conversion into or exchange for other securities. Also consists of such indeterminate number of shares of common stock or preferred stock, depositary shares or other securities of RGA to be issuable by RGA upon exercise of the warrants, settlement of the purchase contracts or units of RGA. Debt securities of RGA may be issued and sold to the RGA trusts, in which event such debt securities may later be distributed to the holders of preferred securities of the RGA trusts upon a dissolution of any such RGA trust and the distribution of the assets thereof.

[2]	(1) Represents securities of Reinsurance Group of America, Incorporated ("RGA") unless otherwise noted. (2) Includes such indeterminate number of shares of common stock and preferred stock of RGA, such indeterminate number or amount of depositary shares, warrants, purchase contracts and units of RGA, such indeterminate principal amount of debt securities of RGA, and such indeterminate number of shares of preferred securities ("preferred securities") of RGA Capital Trust III and RGA Capital Trust IV (each an "RGA trust" and collectively, the "RGA trusts") as may from time to time be issued by RGA or the RGA trusts at indeterminate prices. Debt securities of RGA may be issued and sold to the RGA trusts, in which event such debt securities may later be distributed to the holders of preferred securities of the RGA trusts upon a dissolution of any such RGA trust and the distribution of the assets thereof. (3) In reliance on Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act"), the registrants are deferring payment of all of the registration fee. In connection with the securities offered hereby, the registrants will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrants will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment. (4) Also includes such indeterminate number of shares of preferred stock and common stock or amount of debt securities as may be issued upon conversion of or exchange for any debt securities or preferred stock that provide for conversion into or exchange for other securities. Also consists of such indeterminate number of shares of common stock or preferred stock, depositary shares or other securities of RGA to be issuable by RGA upon exercise of the warrants, settlement of the purchase contracts or units of RGA. Debt securities of RGA may be issued and sold to the RGA trusts, in which event such debt securities may later be distributed to the holders of preferred securities of the RGA trusts upon a dissolution of any such RGA trust and the distribution of the assets thereof.

[3]	(1) Represents securities of Reinsurance Group of America, Incorporated ("RGA") unless otherwise noted. (2) Includes such indeterminate number of shares of common stock and preferred stock of RGA, such indeterminate number or amount of depositary shares, warrants, purchase contracts and units of RGA, such indeterminate principal amount of debt securities of RGA, and such indeterminate number of shares of preferred securities ("preferred securities") of RGA Capital Trust III and RGA Capital Trust IV (each an "RGA trust" and collectively, the "RGA trusts") as may from time to time be issued by RGA or the RGA trusts at indeterminate prices. Debt securities of RGA may be issued and sold to the RGA trusts, in which event such debt securities may later be distributed to the holders of preferred securities of the RGA trusts upon a dissolution of any such RGA trust and the distribution of the assets thereof. (3) In reliance on Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act"), the registrants are deferring payment of all of the registration fee. In connection with the securities offered hereby, the registrants will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrants will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment. (4) Also includes such indeterminate number of shares of preferred stock and common stock or amount of debt securities as may be issued upon conversion of or exchange for any debt securities or preferred stock that provide for conversion into or exchange for other securities. Also consists of such indeterminate number of shares of common stock or preferred stock, depositary shares or other securities of RGA to be issuable by RGA upon exercise of the warrants, settlement of the purchase contracts or units of RGA. Debt securities of RGA may be issued and sold to the RGA trusts, in which event such debt securities may later be distributed to the holders of preferred securities of the RGA trusts upon a dissolution of any such RGA trust and the distribution of the assets thereof.

[4]	(1) Represents securities of Reinsurance Group of America, Incorporated ("RGA") unless otherwise noted. (2) Includes such indeterminate number of shares of common stock and preferred stock of RGA, such indeterminate number or amount of depositary shares, warrants, purchase contracts and units of RGA, such indeterminate principal amount of debt securities of RGA, and such indeterminate number of shares of preferred securities ("preferred securities") of RGA Capital Trust III and RGA Capital Trust IV (each an "RGA trust" and collectively, the "RGA trusts") as may from time to time be issued by RGA or the RGA trusts at indeterminate prices. Debt securities of RGA may be issued and sold to the RGA trusts, in which event such debt securities may later be distributed to the holders of preferred securities of the RGA trusts upon a dissolution of any such RGA trust and the distribution of the assets thereof. (3) In reliance on Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act"), the registrants are deferring payment of all of the registration fee. In connection with the securities offered hereby, the registrants will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrants will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment. (4) Also includes such indeterminate number of shares of preferred stock and common stock or amount of debt securities as may be issued upon conversion of or exchange for any debt securities or preferred stock that provide for conversion into or exchange for other securities. Also consists of such indeterminate number of shares of common stock or preferred stock, depositary shares or other securities of RGA to be issuable by RGA upon exercise of the warrants, settlement of the purchase contracts or units of RGA. Debt securities of RGA may be issued and sold to the RGA trusts, in which event such debt securities may later be distributed to the holders of preferred securities of the RGA trusts upon a dissolution of any such RGA trust and the distribution of the assets thereof.

[5]	(1) Represents securities of Reinsurance Group of America, Incorporated ("RGA") unless otherwise noted. (2) Includes such indeterminate number of shares of common stock and preferred stock of RGA, such indeterminate number or amount of depositary shares, warrants, purchase contracts and units of RGA, such indeterminate principal amount of debt securities of RGA, and such indeterminate number of shares of preferred securities ("preferred securities") of RGA Capital Trust III and RGA Capital Trust IV (each an "RGA trust" and collectively, the "RGA trusts") as may from time to time be issued by RGA or the RGA trusts at indeterminate prices. Debt securities of RGA may be issued and sold to the RGA trusts, in which event such debt securities may later be distributed to the holders of preferred securities of the RGA trusts upon a dissolution of any such RGA trust and the distribution of the assets thereof. (3) In reliance on Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act"), the registrants are deferring payment of all of the registration fee. In connection with the securities offered hereby, the registrants will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrants will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment. (5) There is being registered hereunder an indeterminate amount and number of warrants, representing rights to purchase debt securities, common stock or preferred stock registered hereunder.

[6]	(1) Represents securities of Reinsurance Group of America, Incorporated ("RGA") unless otherwise noted. (2) Includes such indeterminate number of shares of common stock and preferred stock of RGA, such indeterminate number or amount of depositary shares, warrants, purchase contracts and units of RGA, such indeterminate principal amount of debt securities of RGA, and such indeterminate number of shares of preferred securities ("preferred securities") of RGA Capital Trust III and RGA Capital Trust IV (each an "RGA trust" and collectively, the "RGA trusts") as may from time to time be issued by RGA or the RGA trusts at indeterminate prices. Debt securities of RGA may be issued and sold to the RGA trusts, in which event such debt securities may later be distributed to the holders of preferred securities of the RGA trusts upon a dissolution of any such RGA trust and the distribution of the assets thereof. (3) In reliance on Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act"), the registrants are deferring payment of all of the registration fee. In connection with the securities offered hereby, the registrants will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrants will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment. (6) Each purchase contract of the registrants obligate the registrants to sell, and the holder thereof to purchase, an indeterminate number of debt securities, shares of common stock, preferred stock, depositary shares or warrants of RGA or preferred securities of an RGA trust.

[7]	(1) Represents securities of Reinsurance Group of America, Incorporated ("RGA") unless otherwise noted. (2) Includes such indeterminate number of shares of common stock and preferred stock of RGA, such indeterminate number or amount of depositary shares, warrants, purchase contracts and units of RGA, such indeterminate principal amount of debt securities of RGA, and such indeterminate number of shares of preferred securities ("preferred securities") of RGA Capital Trust III and RGA Capital Trust IV (each an "RGA trust" and collectively, the "RGA trusts") as may from time to time be issued by RGA or the RGA trusts at indeterminate prices. Debt securities of RGA may be issued and sold to the RGA trusts, in which event such debt securities may later be distributed to the holders of preferred securities of the RGA trusts upon a dissolution of any such RGA trust and the distribution of the assets thereof. (3) In reliance on Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act"), the registrants are deferring payment of all of the registration fee. In connection with the securities offered hereby, the registrants will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrants will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment. (7) Each unit consists of any combination of one or more of the securities being registered hereby or debt obligations of third parties, such as U.S. Treasury securities.

[8]	(1) Represents securities of Reinsurance Group of America, Incorporated ("RGA") unless otherwise noted. (2) Includes such indeterminate number of shares of common stock and preferred stock of RGA, such indeterminate number or amount of depositary shares, warrants, purchase contracts and units of RGA, such indeterminate principal amount of debt securities of RGA, and such indeterminate number of shares of preferred securities ("preferred securities") of RGA Capital Trust III and RGA Capital Trust IV (each an "RGA trust" and collectively, the "RGA trusts") as may from time to time be issued by RGA or the RGA trusts at indeterminate prices. Debt securities of RGA may be issued and sold to the RGA trusts, in which event such debt securities may later be distributed to the holders of preferred securities of the RGA trusts upon a dissolution of any such RGA trust and the distribution of the assets thereof. (3) In reliance on Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act"), the registrants are deferring payment of all of the registration fee. In connection with the securities offered hereby, the registrants will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrants will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment.

[9]	(1) Represents securities of Reinsurance Group of America, Incorporated ("RGA") unless otherwise noted. (2) Includes such indeterminate number of shares of common stock and preferred stock of RGA, such indeterminate number or amount of depositary shares, warrants, purchase contracts and units of RGA, such indeterminate principal amount of debt securities of RGA, and such indeterminate number of shares of preferred securities ("preferred securities") of RGA Capital Trust III and RGA Capital Trust IV (each an "RGA trust" and collectively, the "RGA trusts") as may from time to time be issued by RGA or the RGA trusts at indeterminate prices. Debt securities of RGA may be issued and sold to the RGA trusts, in which event such debt securities may later be distributed to the holders of preferred securities of the RGA trusts upon a dissolution of any such RGA trust and the distribution of the assets thereof. (3) In reliance on Rules 456(b) and 457(r) under the Securities Act of 1933, as amended (the "Securities Act"), the registrants are deferring payment of all of the registration fee. In connection with the securities offered hereby, the registrants will pay "pay-as-you-go registration fees" in accordance with Rule 456(b). The registrants will calculate the registration fee applicable to an offer of securities pursuant to this registration statement based on the fee payment rate in effect on the date of such fee payment.

[10]	(1) Represents securities of Reinsurance Group of America, Incorporated ("RGA") unless otherwise noted. (8) Includes the rights of holders of the preferred securities under the guarantees of preferred securities and back-up undertakings, consisting of obligations of RGA to provide certain indemnities in respect of, and pay and be responsible for, certain expenses, costs, liabilities and debts of, as applicable, the RGA trusts as set forth in the indenture and any applicable supplemental indentures thereto and the debt securities issued to the RGA trusts, in each case as further described in the registration statement. (9) No separate consideration will be received for the guarantees or any back-up undertakings. Pursuant to Rule 457(n) under the Securities Act, no registration fee is required with respect to the guarantees.

Table 2: Fee Offset Claims and Sources	☑Not Applicable
	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source
Rules 457(b) and 0-11(a)(2)
Fee Offset Claims
Fee Offset Sources
Rule 457(p)
Fee Offset Claims
Fee Offset Sources
Table 3: Combined Prospectuses	☑Not Applicable
Security Type	Security Class Title	Amount of Securities Previously Registered	Maximum Aggregate Offering Price of Securities Previously Registered	Form Type	File Number	Initial Effective Date